UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2026

METAL SKY STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41344	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 River Street, 9th Floor Hoboken, New Jersey	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 721-8789

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s units, ordinary shares, par value $0.0001 per share, warrants, and rights each trade on the OTC Markets under the trading symbols “MSSUF,” “MSSAF,” “MSSWF,” and “MSSRF,” respectively.

Item 8.01 Other Events.

On September 22, 2026, Metal Sky Star Acquisition Corporation’s (the “Company”) announced that it will not seek an extension of the time to complete an initial business combination by October 4, 2026, and pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, the Company’s Board of Directors (the “Board”) has determined to (i) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares or distribute the trust account to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the aggregate amount on deposit in the trust account, but net of taxes payable and excluding up to US$50,000 of any interest earned to pay liquidation expenses (but including remaining interest) divided by the number of then outstanding public shares; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs.

The Company’s directors unanimously approved amongst others, the termination of the Company’s business as a special purpose acquisition company and cease all operations except the winding up of the Company’s operations; the de-registration of the Company’s securities with the Securities and Exchange Commission (the “SEC”); the de-listing of the Company’s securities from its current trading market; the liquidation of the trust account established by the Company upon the consummation of the IPO; the redemption of the outstanding public ordinary shares; the cancelation of the rights and warrants issued by the Company in its initial public offering; the cancellation of the private placement units held by M-Star Management Corporation, the Company’s sponsor (the “Sponsor”); and to commence its voluntarily liquidation of the Company upon completion of all the above or other steps. The Board also determined to cease the operations of its audit, compensation, and nominating committees.

In order to provide for the disbursement of funds from the Company’s trust account, the Company will instruct Wilmington Trust, National Association, as trustee, to take all necessary actions to liquidate the assets held in the trust account. The proceeds thereof, less $50,000 of interest to pay dissolution expenses and net of taxes payable, will be held in a trust operating account while awaiting disbursement to the public holders of the Ordinary Shares (the “Redemption Amount”). All other costs and expenses associated with implementing the Company’s plan of dissolution will be funded from proceeds held outside of the trust account.

The Company’s Sponsor has waived its redemption rights with respect to the outstanding founder shares and private placement units. After the redemption is complete, the Company shall cease all operations except for those required to wind up the Company’s business.

The Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s and Force’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and its subsequent Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Sky Star Acquisition Corporation

Dated: September 22, 2026	By:	/s/ Wenxi He
	Name:	Wenxi He
	Title:	Chief Executive Officer and Chief Financial Officer